Exhibit 10.3

                               SECURITY AGREEMENT

     This SECURITY AGREEMENT is made and entered into as of the __ day of November, 2004 (the "SECURITY AGREEMENT"), by and among Global Entertainment Corporation, a Nevada corporation ("GLOBAL"), Western Professional Hockey League Inc., a Texas corporation, International Coliseums Company, Inc., a Nevada corporation, Global Entertainment Marketing Systems, a Nevada corporation, Cragar Industries, Inc., a Delaware corporation and Global Entertainment Ticketing, a Nevada corporation (collectively, the "DEBTORS"), in favor of COMERICA BANK, a Michigan corporation, and its successors and assigns ("SECURED PARTY").

                                    RECITALS:

     A. Debtors have requested and Secured Party has agreed to enter into and provide financial accommodations to the Debtors, as set forth in that certain Credit Agreement of even date herewith (as amended or modified from time to time, the "CREDIT AGREEMENT").

     B. As a condition precedent to the execution of the Credit Agreement, Secured Party has required that Debtors execute and deliver this Security Agreement.

1. SECURITY INTEREST

     Debtors hereby grant to Secured Party a security interest (hereinafter called the "SECURITY INTEREST") in all of Debtors' respective right, title and interest in and to the personal property described on EXHIBIT A attached hereto and all proceeds thereof (the "COLLATERAL").

2. OBLIGATION SECURED

     The Security Interest shall secure, in such order of priority as Secured Party may elect:

          (a) Payment of the sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) according to the terms of that certain Revolving Promissory Note of even date herewith, made by Debtors, payable to the order of Secured Party, evidencing a revolving line of credit, all or any part of which may be advanced to Debtors, repaid by Debtors, and readvanced to Debtors, from time to time, subject to the terms and conditions thereof, with interest thereon, extension and other fees, late charges and attorneys' fees, according to the terms thereof, and all extensions, modifications, renewals, restatements or replacements thereof (the "RLC NOTE");

          (b) Payment, performance and observance by Debtors of each covenant, condition, provision and agreement contained herein and of all monies expended or advanced by Secured Party pursuant to the terms hereof, or to preserve any right of Secured Party hereunder, or to protect or preserve the Collateral or any part thereof;

          (c) Payment, performance and observance by Debtors of each covenant, condition, provision and agreement contained in the Credit Agreement and in any other document or instrument related to the indebtedness described in subparagraph (a) above and of all monies expended or advanced by Secured Party pursuant to the terms thereof or to preserve any right of Secured Party thereunder; and
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          (d)  Payment  and  performance  of any  and  all  other  indebtedness, obligations and liabilities of Debtors to Secured Party of every kind and character, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, whether such indebtedness is from time to time reduced and thereafter increased or entirely extinguished and thereafter reincurred.

All of the indebtedness and obligations secured by this Security Agreement are hereinafter collectively referred to as the "OBLIGATION."

3. USE; LOCATION

     3.1. The Collateral is or shall be used or produced primarily for business purposes.

     3.2. The Collateral shall be kept at any one of the Debtors' addresses set forth opposite the Debtor's name on SCHEDULE 1.

     3.3. Debtors' records concerning the Collateral will be kept at Global's address set forth on SCHEDULE 1.

4. REPRESENTATIONS AND WARRANTIES OF DEBTORS

     4.1. Collectively, the Debtors own all of the Collateral free of all liens, security interests or other encumbrances except the Security Interest and no financing statement covering the Collateral is filed or recorded in any public office. The address of each Debtor set forth opposite each Debtor's name on
SCHEDULE 1 is the chief executive office of each Debtor.

     4.2. To Debtors' knowledge, each account, chattel paper or general intangible included in the Collateral is genuine and enforceable in accordance with its terms against the party named therein who is obligated to pay the same (hereinafter "OBLIGOR"), and the security interests that are part of each item of chattel paper included in the Collateral are valid, first and prior perfected security interests. To Debtors' knowledge, each Obligor is solvent, and the amount that Debtors have represented to Secured Party as owing by each Obligor is the amount actually and unconditionally owing by that Obligor, without deduction except for normal cash discounts where applicable, and subject to amounts reserved against in Debtors' financial statements; no Obligor has any valid defense, setoff, claim or counterclaim against any Debtor that can be asserted against Secured Party whether in any proceeding to enforce the Security Interest or otherwise. To Debtors' knowledge, each document, instrument and chattel paper included in the Collateral is complete and regular on its face and free from evidence of forgery or alteration. To Debtors' knowledge, no default has occurred in connection with any instrument, document or chattel paper included in the Collateral, no payment in connection therewith is overdue and no presentment, dishonor or protest has occurred in connection therewith (subject to normal reserves for uncollectible accounts receivables, as set forth in the Debtors' financial statements).

     4.3. The execution, delivery and performance by Debtors of this Security Agreement will not result in any breach of the terms and conditions or constitute a default under any agreement or instrument under which any Debtor is a party or obligated.

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     4.4.  Debtors  do not  conduct  business  under any name other than that in which each has executed this Security Agreement.

     4.5. Each Debtor's Federal employer identification number is identified below each Debtor's name on SCHEDULE 1.

     4.6. Each Debtor's state organization number is identified below each Debtor's name on SCHEDULE 1.

5. COVENANTS OF DEBTORS

     5.1. Debtors shall not sell, transfer, assign or otherwise dispose of any Collateral (except for licensing arrangements with respect to intellectual property and related rights) or any interest therein and shall keep the Collateral free of all security interests or other encumbrances except the Security Interest. Although proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Secured Party consents to any sale of the Collateral.

     5.2. Debtors shall keep and maintain the Collateral in good condition and repair (ordinary wear and tear excepted) and shall not use the Collateral in violation of any provision of this Security Agreement or any applicable statute, ordinance or regulation or any policy of insurance insuring the Collateral.

     5.3. Debtors shall provide and maintain insurance insuring the Collateral against risks, with coverage in accordance with the Credit Agreement. At Secured Party's request, Debtors shall deliver to Secured Party the original policies of insurance containing endorsements naming Secured Party as a loss payee.

     5.4. The Debtors will not sign or authorize the signing on their behalf or the filing of any financing statement naming any Debtor as debtor covering all or any portion of the Collateral.

     5.5. Debtors, upon demand, shall promptly deliver to Secured Party copies of all instruments, documents and chattel paper included in the Collateral and copies of all invoices, shipping or delivery records, purchase orders, contracts or other items related to the Collateral.

     5.6. Each Debtor shall give Secured Party immediate written notice of any change in the location of: (i) its chief executive office; (ii) its state of organization; (iii) any material part of the Collateral; or (iv) its records concerning the Collateral.

     5.7. Debtors shall prevent any portion of the Collateral that is not a fixture from being or becoming a fixture and shall prevent any portion of the Collateral from being or becoming an accession to other goods that are not part of the Collateral.

     5.8. Secured Party or its agents may inspect the Collateral at reasonable times and may enter into any premises where the Collateral is or may be located upon reasonable advance notice and during normal business hours. Debtors shall keep records concerning the Collateral in accordance with generally accepted accounting principles, and if applicable and unless waived in writing by Secured Party, shall place notations in the records and, when appropriate, upon the

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Collateral to indicate the Security Interest. Secured Party shall, after two (2)
business days advance notice, have free and complete access to each Debtor's records and shall have the right to make extracts therefrom or copies thereof during reasonable business hours.

     5.9. Debtors, at their cost and expense, shall protect and defend this Security Agreement, all of the rights of Secured Party hereunder, and the Collateral against all claims and demands of other parties, including without limitation defenses, setoffs, claims and counterclaims asserted by any Obligor against any Debtor and/or Secured Party. Debtors shall pay all claims and charges that in the reasonable opinion of Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest. Debtors shall promptly notify Secured Party of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral and of any threatened or filed claims or proceedings that might in any way affect or impair the terms of this Security Agreement.

     5.10. The Security Interest, at all times, shall be perfected and shall be prior to any other interests in the Collateral, subject to any licensing arrangements with repect to intellectual property and related rights. Debtors shall act and perform as necessary and shall execute and file all security agreements, financing statements, continuation statements and other documents requested by Secured Party to establish, maintain and continue the perfected Security Interest. Debtors, on demand, shall promptly pay all costs and expenses of filing and recording, including the costs of any searches, deemed necessary by Secured Party from time to time to establish and determine the validity and the continuing priority of the Security Interest.

     5.11. If any Debtor shall fail to pay any taxes, assessments, expenses or charges, to keep all of the Collateral free from other security interests, encumbrances or claims, to keep the Collateral in good condition and repair, to procure and maintain insurance thereon, or to perform otherwise as required herein, Secured Party may advance the monies necessary to pay the same, to accomplish such repairs, to procure and maintain such insurance or to so perform; Secured Party is hereby authorized to enter upon any property in the possession or control of any Debtor for such purposes.

     5.12. All rights, powers and remedies granted Secured Party herein, or otherwise available to Secured Party, are for the sole benefit and protection of Secured Party, and Secured Party may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if under the terms hereof, Secured Party is given two or more alternative courses of action, Secured Party may elect any alternative or combination of alternatives at its option and in its sole and absolute discretion. All monies advanced by Secured Party under the terms hereof and all amounts paid, suffered or incurred by Secured Party in exercising any authority granted herein, including reasonable attorneys' fees, shall be added to the Obligation, shall be secured by the Security Interest, shall bear interest at the highest rate payable on any of the Obligation until paid, and shall be due and payable by Debtors to Secured Party immediately upon demand.

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6.   NOTIFICATION AND PAYMENTS;  COLLECTION OF COLLATERAL;  USE OF COLLATERAL BY
     DEBTORS

     6.1. Secured Party, after the occurrence of any Event of Default, as defined in the Credit Agreement, and at any time when such Event of Default is continuing, and after notice to Debtors, may notify any or all Obligors of the existence of the Security Interest and may direct the Obligors to make all payments on the Collateral to Secured Party. Until Secured Party has notified the Obligors to remit payments directly to it, Debtors, at their own cost and expense, shall collect or cause to be collected the accounts and monies due under the accounts, documents, instruments and general intangibles or pursuant to the terms of the chattel paper. Secured Party shall not be liable or responsible for any embezzlement, conversion, negligence or default by Debtors or Debtors' agents with respect to such collections. Unless Secured Party notifies Debtors in writing that it waives one or more of the requirements set forth in this sentence, any payments or other proceeds of Collateral received by Debtors, after notification to Obligors, shall be held by Debtors in trust for Secured Party in the same form in which received, shall not be commingled with any assets of Debtors and shall be turned over to Secured Party no later than the next business day following the day of receipt. All payments and other proceeds of Collateral received by Secured Party directly or from Debtors shall be applied to the Obligation in such order and manner and at such time as provided in the Credit Agreement. In addition, each Debtor shall promptly notify Secured Party of the return to or possession by Debtor of goods underlying any Collateral; Debtor shall hold the same in trust for Secured Party and shall dispose of the same as Secured Party directs.

     6.2. Secured Party, upon the occurrence of an Event of Default and at any time when such Event of Default is continuing, and after notice to Debtors, may demand, collect and sue on the Collateral (either in Debtors' or Secured Party's name), enforce, compromise, settle or discharge the Collateral and endorse Debtors' name on any instruments, documents, or chattel paper included in or pertaining to the Collateral; Debtors hereby irrevocably appoint Secured Party their attorney in fact for all such purposes.

     6.3. Except during the continuance of an Event of Default, Debtors may: (i) use, consume and sell any inventory included in the Collateral in any lawful manner in the ordinary course of each Debtor's business provided that all sales shall be at commercially reasonable prices; and (ii) subject to Paragraphs 6.1 and 6.2 above, retain possession of any other Collateral and use it in any lawful manner consistent with this Security Agreement.

7.   COLLATERAL IN THE POSSESSION OF SECURED PARTY

     7.1. Secured Party shall use such reasonable care in handling, preserving and protecting the Collateral in its possession as it uses in handling similar property for its own account. Secured Party, however, shall have no liability for the loss, destruction or disappearance of any Collateral unless there is affirmative proof of a lack of due care; the lack of due care shall not be implied solely by virtue of any loss, destruction or disappearance.

     7.2. Debtors shall be solely responsible for taking any and all actions to preserve rights against all Obligors; Secured Party shall not be obligated to take any such actions whether or not the Collateral is in Secured Party's possession. Debtors waive presentment and protest with respect to any instrument

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included  in the  Collateral  on which  Debtors  are in any way liable and waive notice of any action taken by Secured Party with respect to any instrument, document or chattel paper included in any Collateral that is in the possession of Secured Party.

8.   EVENTS OF DEFAULT; REMEDIES

     8.1. The occurrence of any of the following events or conditions shall constitute and is hereby defined to be an "EVENT OF DEFAULT":

          (a) Any failure or neglect to perform or observe any of the provisions, conditions, agreements, or covenants of this Security Agreement, by any Debtor, and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of fifteen (15) days after written notice thereof to Debtors.

          (b) Any warranty, representation or statement contained in this Security Agreement shall be or shall prove to have been false in any material respect when made or furnished.

          (c) The occurrence of any default under the RLC Note or any Event of Default under the Credit Agreement or any other document or instrument executed or delivered in connection with the Obligation.

     8.2. Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Secured Party shall have the following rights and remedies and may do one or more of the following:

          (a) Without further notice or demand and without legal process, take possession of the Collateral wherever found and, for this purpose, enter upon any property occupied by or in the control of Debtors. Debtors, upon demand by Secured Party, shall assemble the Collateral and deliver it to Secured Party or to a place designated by Secured Party that is reasonably convenient to the parties.

          (b) Operate the business of Debtors as a going concern, including, without limitation, extend sales or services to new customers and advance funds for such operation. Secured Party shall not be liable for any depreciation, loss, damage or injury to the Collateral or other property of Debtors as a result of such action. Debtors hereby waive any claim of trespass or replevin arising as a result of such action.

          (c) Pursue any legal or equitable remedy available to collect the Obligation, to enforce its title in and right to possession of the Collateral and to enforce any and all other rights or remedies available to it.

          (d) Upon obtaining possession of the Collateral or any part thereof, after notice to Debtors as provided in Paragraph 8.4 herein, sell such Collateral at public or private sale either with or without having such Collateral at the place of sale. The proceeds of such sale, after deducting therefrom all expenses of Secured Party in taking, storing, repairing and selling the Collateral, including reasonable attorneys' fees, shall be applied to the payment of the Obligation, and any surplus thereafter

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     remaining  shall  be  paid  to  any  Debtor,  which  Secured  Party  in its reasonable discretion deems appropriate, or to any other person that may be legally entitled thereto. In the event of a deficiency between such net proceeds from the sale of the Collateral and the total amount of the Obligation, Debtors, upon demand, shall promptly pay the amount of such deficiency to Secured Party. In the event of an excess between such net proceeds from the sale of the Collateral and the total amount of the Obligation, Secured party shall pay the amount of such excess to any Debtor or any Person lawfully entitled thereto.

     8.3. Secured Party, so far as may be lawful, may purchase all or any part of the Collateral offered at any public or private sale made in the enforcement of Secured Party's rights and remedies hereunder.

     8.4. Any demand or notice of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Arizona Uniform Commercial Code or otherwise, shall be deemed to be commercially reasonable and effective if such demand or notice is given to Debtors at least fifteen (15) days prior to such sale, disposition or other intended action, in the manner provided herein for the giving of notices.

     8.5. Debtors shall pay all costs and expenses, including without limitation costs of Uniform Commercial Code searches, court costs and reasonable attorneys' fees, incurred by Secured Party in enforcing payment and performance of the Obligation or in exercising the rights and remedies of Secured Party hereunder. All such costs and expenses shall be secured by this Security Agreement and by all lien and security documents securing the Obligation. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Secured Party.

     8.6. In addition to any remedies provided herein for an Event of Default, Secured Party shall have all the rights and remedies afforded a secured party under the Uniform Commercial Code and all other legal and equitable remedies allowed under applicable law. No failure on the part of Secured Party to exercise any of its rights hereunder arising during any Event of Default shall be construed to prejudice its rights upon the occurrence of any other or subsequent Event of Default or continuance thereof. No delay on the part of Secured Party in exercising any such rights shall be construed to preclude it from the exercise thereof at any time while that Event of Default is continuing. Secured Party may enforce any one or more rights or remedies hereunder successively or concurrently. By accepting payment or performance of any of the Obligation after its due date, Secured Party shall not thereby waive the agreement contained herein that time is of the essence, nor shall Secured Party waive either its right to require prompt payment or performance when due of the remainder of the Obligation or its right to consider the failure to so pay or perform an Event of Default.

     8.7. Secured Party, shall have no obligation to clean-up or otherwise prepare the Collateral for sale except that any such sale shall be conducted in a commercially reasonable manner for sales of this type.

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9.   MISCELLANEOUS PROVISIONS

     9.1. The acceptance of this Security Agreement by Secured Party shall not be considered a waiver of or in any way to affect or impair any other security that Secured Party may have, acquire simultaneously herewith, or hereafter acquire for the payment or performance of the Obligation, nor shall the taking by Secured Party at any time of any such additional security be construed as a waiver of or in any way to affect or impair the Security Interest; Secured Party may resort, for the payment or performance of the Obligation, to its several securities therefor in such order and manner as it may determine.

     9.2. Without notice or demand, without affecting the obligations of Debtors hereunder or the personal liability of any person for payment or performance of the Obligation, and without affecting the Security Interest or the priority thereof, Secured Party, from time to time, may: (i) extend the time for payment of all or any part of the Obligation, accept a renewal note therefor, reduce the payments thereon, release any person liable for all or any part thereof, or otherwise change the terms of all or any part of the Obligation; (ii) take and hold other security for the payment or performance of the Obligation and enforce, exchange, substitute, subordinate, waive or release any such security;
(iii) join in any extension or subordination agreement; or (iv) release any part of the Collateral from the Security Interest.

     9.3. Debtors waive and agree not to assert: (i) any right to require Secured Party to proceed against any Debtor, to proceed against or exhaust any other security for the Obligation, to pursue any other remedy available to Secured Party, or to pursue any remedy in any particular order or manner; (ii) the benefits of any legal or equitable doctrine or principle of marshalling;
(iii) the benefits of any statute of limitations affecting the enforcement hereof; (iv) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment, relating to the Obligation; and (v) any benefit of, and any right to participate in, any other security now or hereafter held by Secured Party.

     9.4. The terms herein shall have the meanings in and be construed under the Uniform Commercial Code. This Security Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Arizona, except to the extent Secured Party has greater rights or remedies under Federal law, whether as a national bank or otherwise, in which case such choice of Arizona law shall not be deemed to deprive Secured Party of any such rights and remedies as may be available under Federal law. Subject to the provisions of Section 10.7 of the Credit Agreement, each party consents to the personal jurisdiction and venue of the state courts located in Maricopa County, State of Arizona in connection with any controversy related to this Security Agreement, waives any argument that venue in any such forum is not convenient and agrees that any litigation initiated by any of them in connection with this Security Agreement shall be venued in the Superior Court of Maricopa County, Arizona. The parties waive any right to trial by jury in any action or proceeding based on or pertaining to this Security Agreement.

     9.5. No modification, rescission, waiver, release or amendment of any provision of this Security Agreement shall be made except by a written agreement executed by Debtors and a duly authorized officer of Secured Party.

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     9.6.  This is a continuing  Security  Agreement  which shall remain in full force and effect until actual receipt by Secured Party of written notice of its revocation as to future transactions and shall remain in full force and effect thereafter until all of the Obligation incurred before the receipt of such notice, and all of the Obligation incurred thereafter under commitments extended by Secured Party before the receipt of such notice, shall have been paid and performed in full.

     9.7. No setoff or claim that Debtors now have or may in the future have against Secured Party shall relieve Debtors from paying or performing the Obligation.

     9.8. Time is of the essence hereof. When used in the singular, Debtor shall mean separately each Debtor whose name now or hereafter appears on SCHEDULE 1. All liability hereunder shall be joint and several. This Security Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. The term "Secured Party" shall include not only the original Secured Party hereunder but also any future owner and holder, including pledgees, of note or notes evidencing the Obligation. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

     9.9. All notices required or permitted to be given hereunder shall be given in accordance with the provisions of the Credit Agreement.

     9.10. A carbon, photographic or other reproduced copy of this Security Agreement and/or any financing statement relating hereto shall be sufficient for filing and/or recording as a financing statement.

     9.11. If any provision of this Security Agreement conflicts with any provision of the Credit Agreement, the provision of the Credit Agreement shall control.

     9.12. The capitalized terms used herein and not otherwise defined herein shall have the same meanings as set forth in the Credit Agreement.

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     IN WITNESS  WHEREOF,  these  presents are executed as of the date indicated
above.

                                             GLOBAL ENTERTAINMENT CORPORATION, a
                                             Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             WESTERN PROFESSIONAL HOCKEY LEAGUE
                                             INC., a Texas corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             INTERNATIONAL COLISEUMS COMPANY,
                                             INC., a Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             GLOBAL ENTERTAINMENT MARKETING
                                             SYSTEMS, a Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             CRAGAR INDUSTRIES, INC., a Delaware
                                             corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             GLOBAL ENTERTAINMENT TICKETING, a
                                             Nevada corporation


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                   SCHEDULE 1

                                     Debtors


              Debtors                       State of Organization      ID Number
              -------                       ---------------------      ---------

a. Global  Entertainment  Corporation              Nevada
b. Western  Professional  Hockey League,  Inc.     Texas
c. International  Coliseums  Company,  Inc.        Nevada
d. Global Entertainment  Marketing Systems         Nevada
e. Cragar  Industries,  Inc.                       Delaware
f. Global Entertainment Ticketing, Inc.            Nevada

                                    EXHIBIT A

                                   Collateral

     All of Debtors' right, title and interest in and to all Accounts (as defined in the Arizona UCC), Chattel Paper (as defined in the Arizona UCC), Documents (as defined in the Arizona UCC), Equipment (as defined in the Arizona
UCC), Fixtures (as defined in the Arizona UCC), General Intangibles (as defined in the Arizona UCC) including, without limitation, trademarks and tradenames (and all related applications and registrations) listed in EXHIBIT A hereto, all Instruments (as defined in the Arizona UCC), Inventory (as defined in the Arizona UCC), Investment Property (as defined in the Arizona UCC), Deposit Accounts (as defined in the Arizona UCC), deposits, cash, letters of credit, stock rights, commercial tort claims, payment intangibles and other deposits, it being intended that the Collateral include all property of the Debtors other than real property, wherever located in which the Debtors now have or hereafter acquire any right or interest, and the proceeds, insurance proceeds and products thereof, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto, together with (a) all policies or certificates of insurance covering any of the foregoing property, and all awards, loss payments, proceeds and premium refunds that may become payable with respect to such policies; (b) all property of Debtors that is now or may hereafter be in the possession or control of Secured Party in any capacity, including without limitation all monies owed or that become owed by Secured Party to Debtors; and (c) all proceeds of any of the foregoing property, whether due or to become due from any sale, exchange or other disposition thereof, whether cash or non-cash in nature, and whether represented by checks, drafts, notes or other instruments for the payment of money, including, without limitation, all property, whether cash or non-cash in nature, derived from tort, contractual or other claims arising in connection with any of the foregoing property. All property described above is hereinafter called the "COLLATERAL."

                                    EXHIBIT A
                                   (Continued)

                            TRADEMARKS AND TRADENAMES
                                   TRADEMARKS

                                    EXHIBIT A
                                   (Continued)

                            TRADEMARK AND TRADENAMES
                                   TRADENAMES